UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________________________________________

FORM 8-K
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2013

MONDIAL VENTURES, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)

000-51033 (Commission File Number)	27-4481914 (IRS Employer Identification No.)

6564 Smoke Tree Lane Scottsdale, Arizona (principal executive offices)	85253 (Zip Code)

(480) 948-6581
(Registrant’s telephone number, including area code)

(Former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

On February 19, 2013, we filed with the Securities and Exchange Commission a Current Report filed on Form 8-K.  This Amendment No. 1 to our Current Report on Form 8-K is being filed to clarify paragraphs (a) (ii) and (a) (iv) of Item 4.01. The filing of this Form 8-K/A, Amendment No. 1, is not an admission that our Form 8-K, when filed, knowingly included any untrue statement of a material fact or omitted to state a material fact necessary to make the statements made therein not misleading.

Except as described herein, no other changes have been made to our Current Report on Form 8-K.  We have not updated the disclosures in this Form 8-K/A, Amendment No. 1, to speak as of a later date or to reflect events which occurred at a later date, except as noted.

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a) Previous independent registered public accounting firm

(i)	On February 19, 2013, Anton & Chia LLP (“Anton & Chia”) resigned as independent auditor of Mondial Ventures, Inc. (the “Registrant”).

(ii)
During its period of Engagement, from October 31, 2012 until February 19, 2013, one Report was reviewed by Anton and Chia regarding the Registrant’s consolidated unaudited financial statements filed on Form 10-Q as of and for the period ended September 30, 2012.   Further, as listed in the Registrants Current Report on Form 8-K filed on November 2, 2013, incorporated herein by reference: Reports issued by Stan J. H. Lee the Registrant’s then previous former independent account, during the past two years, as of and for the periods ended December 31, 2011 and 2010, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle except to indicate that there was substantial doubt about the Registrant’s ability to continue as a going concern.

(iii)	The board of directors and audit committee of the Registrant represented by the board of directors discussed the resignation with Anton & Chia and reluctantly accept such resignation.

(iv)
During the Registrant's most recent interim periods, and any subsequent interim period preceding the resignation on February 19, 2013, there were no disagreements between the Registrant and Anton & Chia on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Anton & Chia, would have caused Anton & Chia to make reference to the subject matter of the disagreement(s) in connection with their review. Further, as listed in the Registrants Current Report on Form 8-K filed on November 2, 2012, incorporated herein by reference, during the Registrants two most current fiscal years, and any subsequent interim period preceding the resignation on October 29, 2012 of Stan J. H. Lee, the Registrant’s then previous former independent accountant, there were no disagreements between the Registrant and Stan J. H. Lee on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Stan J. H. Lee, would have caused Stan J. H. Lee to make reference to the subject matter of the disagreement(s) in connection with his reports.

(v)
The Registrant has provided Anton & Chia with a copy of the disclosures it is making in response to this Item.  The Registrant has requested Anton & Chia to furnish a letter addressed to the Commission stating whether it agrees with the statements made by the Registrant and, if not, stating the respects in which it does not agree.  The Registrant has filed the letter furnished by Anton & Chia as an exhibit to this Report.

 (b) New independent registered public accounting firm

On February 19, 2013, the Registrant's board of directors resolved to retain M&K CPAS, PLLC as the sole principal independent registered accountant for the Registrant. During the two most recent fiscal years and through February 19, 2013, the Company had not consulted with M&K CPAS, PLLC regarding any of the following:

(i)	The application of accounting principles to a specific transaction, either completed or proposed;

(ii)
The type of audit opinion that might be rendered on the Registrant's consolidated financial statements, and none of the following was provided to the Registrant: (a) a written report, or (b) oral advice that M&K CPAS, PLLC concluded was an important factor considered by the Registrant in reaching a decision as to accounting, auditing or financial reporting issue; or

(iii)	Any matter that was subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Identification of Exhibit

16.1	Updated Letter from Anton & Chia, LLP with respect to the disclosures contained in this Current Report, dated February 27, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 27, 2013

MONDIAL VENTURES, INC.

By:	/s/ Dennis R. Alexander
Dennis R. Alexander, Chief Executive Officer

Exhibit 16.1

ANTON & CHIA, LLP
4400 MacArthur Blvd, Ste 970
Newport Beach, CA 92660
Office: 949.769.8905
Fax: 949.623.9885

February 27, 2013

United States Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, DC  20549

Re:    Mondial Ventures, Inc.

Ladies and Gentlemen:

The undersigned Anton & Chia, LLP, Certified Public Accountants previously acted as independent accountants to audit the financial statements of Mondial Ventures, Inc. We are no longer acting as independent accountants to the Company.

This letter will confirm that we have reviewed Item 4.01 of the Company's Form 8-K/A, Amendment No. 1for filing on or about february 27, 2013 captioned "Changes In Registrant's Certifying Accountant" and that we agree with the statements made therein as they relate to us.

We hereby consent to the filing of this letter as an exhibit to the foregoing report on Form 8-K/A Amendment No. 1.

Sincerely,

/s/Anton & Chia, LLP
________________________
Anton & Chia, LLP